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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 31, 2000
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                          EXCHANGE APPLICATIONS, INC.
                          ---------------------------
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                    0-24679                    04-3338916
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)            Identification No.)


                  89 South Street, Boston, Massachusetts 02111
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              (Address of Principal Executive Offices) (ZIP Code)


       Registrant's telephone number, including area code (617) 737-2244
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     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

          On March 31, 2000, Exchange Applications, Inc., a Delaware corporation ("Exchange") and a leading provider of customer optimization software products and services, acquired via a triangular merger all of the issued and outstanding shares of capital stock of Knowledge Stream Partners, Inc. ("KSP"), a software development company incorporated under Delaware law, from all of the shareholders thereof.

          The aggregate consideration paid by Exchange to the KSP shareholders consisted of approximately $52 million of Exchange common stock, par value $.001 per share. The March 31, 2000 closing price of Exchange common stock used in calculating the consideration was $52.92. The terms of the agreement were determined in arm's-length negotiations between Exchange and KSP.

          All other information required by Item 2 is set forth in the merger agreement and press release filed, respectively, as Exhibit 2 and Exhibit
     99.1 hereto, and is incorporated herein by reference.

     ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

          (C)  EXHIBITS.

               Exhibit 2 Agreement and Plan of Merger and Reorganization, dated as of March 20, 2000, by and among Exchange, KSP Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Exchange, KSP and certain shareholders of KSP;
                              including Exhibit G, the form of
                              Escrow Agreement (does not include
                              other Exhibits or Schedules;
                              Exchange will furnish a copy of any
                              such omitted exhibit or schedule to
                              the Commission upon request).


               Exhibit 99.1   Press Release of Exchange, dated
                              April 3, 2000, announcing the
                              acquisition of KSP.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               EXCHANGE APPLICATIONS, INC.

                               By:  /s/ Andrew J. Frawley
                                   ----------------------
                                       Andrew J. Frawley
                                       Chairman of the Board, President and CEO


Dated:  April 17, 2000
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                                 EXHIBIT INDEX


   Exhibit No.                         Description
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      2     Agreement and Plan of Merger and Reorganization, dated as of March
            20, 1999, by and among Exchange, KSP Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Exchange, KSP and certain shareholders of KSP; including Exhibit G, the form of Escrow Agreement (does not include other Exhibits or Schedules; Exchange will furnish a copy of any such omitted exhibit or schedule to the Commission upon request).

      99.1 Press Release of Exchange, dated April 3, 2000, announcing the acquisition of KSP.